Exhibit 99.1

Ingersoll Rand Reports First-Quarter 2020 Results

Important note: On February 29, 2020, Gardner Denver Holdings, Inc. closed on the acquisition of Ingersoll-Rand plc’s Industrial segment (“the Transaction”) and assumed the name Ingersoll Rand Inc. “Reported results” reflect the respective contributions from each company based on the close of the Transaction. For comparative purposes, management has also presented herein Supplemental Financial Information as if the Transaction was completed on January 1, 2018. All comparisons provided are on a year-over-year basis unless otherwise noted.

•	Reported revenues of $800 million, up 29%, due primarily to the Transaction
o	Supplemental adjusted revenues of $1.3 billion, down 14% excluding impact of foreign exchange (“FX”)
•
Reported net loss of $37 million, or a loss of $0.13 per share, including $197 million of pre-tax amortization, restructuring and related business transformation costs, acquisition-related expenses and other adjustments; reported Adjusted Net Income of $75 million

o	Supplemental Further Adjusted Net Income of $106 million, or $0.25 per share
•	Supplemental Adjusted EBITDA of $208 million with a margin of 16.4%
•	Reported operating cash flow of $68 million and free cash flow of $60 million, both including Transaction-related outflows of $63 million
•	Ample liquidity of $1.6 billion, including $556 million of cash on hand and undrawn capacity of $1.0 billion under available credit facilities
•
Accelerated integration-related synergy actions to deliver approximately $80 to $90 million of in-year savings, largely from structural cost reductions; remain on track to deliver total cost synergies of $250 million by the end of year three after the completion of the Transaction[1]

DAVIDSON, N.C. – May 12, 2020 – Ingersoll Rand Inc. (NYSE: IR) reported first-quarter revenues of $800 million up 29% due primarily to the Transaction. Supplemental adjusted revenues of $1.3 billion were down 15% and down 14%, excluding the impact of FX. Reported net loss in the quarter was $37 million, or a loss of $0.13 per share, based on share count of 277 million, compared to net income of $47 million, or $0.23 per share, based on share count of 208 million. Supplemental Further Adjusted Net Income was $106 million, or $0.25 per share, based on share count of 421 million, compared to $154 million, or $0.37 per share, based on share count of 419 million. Supplemental Adjusted EBITDA was $208 million, down 24%, and Supplemental Adjusted EBITDA as a percentage of revenues finished at 16.4%.

“In this unprecedented first quarter, our employees dedicated themselves to delivering for our customers, especially those supporting the frontlines of the COVID-19 pandemic, all while we fast-tracked our integration-related synergies,” said Vicente Reynal, Chief Executive Officer. “The unwavering commitment of Ingersoll Rand employees to our top priorities is making us a stronger company. We remain focused on keeping our employees, communities and customers safe while executing on our strategies around talent, sustainability, growth, margins and capital allocation.”

First-Quarter 2020 Segment Review
(All comparisons against the first quarter of 2019 unless otherwise noted; all commentary based on Supplemental Financial Information unless otherwise noted2)

[1]	The company expects to incur approximately $450 million of expense in connection with both achieving these cost synergies and the associated stand-up of the combined company.
[2]	Supplemental financial information presents the results as if the Transaction was completed on January 1, 2018.

Industrial Technologies and Services Segment: broad range of compressor, vacuum and blower solutions as well as fluid transfer equipment, loading systems, power tools and lifting equipment

•	Reported Revenues of $504 million, up 24% primarily due to the Transaction

•	Supplemental Adjusted Revenues of $796 million, down 19% and down 17% excluding the impact of FX, due in large part to strong comps in the prior year and the impacts of COVID-19

•	Supplemental Adjusted Orders of $889 million performed comparatively better, down 11% and down 9% excluding the impact of FX, leading to a book to bill ratio of 1.12x

•	Reported Segment Adjusted EBITDA of $95 million, up 11% primarily due to the Transaction

•	Reported Segment Adjusted EBITDA Margin was 18.8%, down 230 basis points

•	Supplemental Segment Adjusted EBITDA of $135 million, down 25%

•	Supplemental Segment Adjusted EBITDA Margin was 17.0%, down 150 basis points, but strong cost controls and productivity improvements limited decrementals to 25%

•
All regions impacted by the COVID-19 pandemic, most notably Asia Pacific where revenues were down 36%, excluding the impact of FX, due to manufacturing and supply chain closures in January and February, although trends in March did show signs of improvement. Revenues in EMEIA declined 15% and the Americas declined 7%, both excluding the impact of FX, as the demand-driven impacts of the pandemic were felt much more prominently in these regions in March.

Precision and Science Technologies Segment: highly specialized gas, fluid management systems, liquid and precision syringe pumps and compressors

•	Reported Revenues of $113 million, up 42% primarily due to the Transaction

•	Supplemental Adjusted Revenues of $192 million, down 10% and down 9% excluding the impact of FX, due in large part to strong comps in the prior year and the impacts of COVID-19

•	Supplemental Adjusted Orders of $218 million, flat to the prior year, and up 2% excluding the impact of FX

•	Reported Segment Adjusted EBITDA of $33 million, up 42% primarily due to the Transaction

•	Reported Segment Adjusted EBITDA Margin was 29.1%, flat to prior year

•	Supplemental Segment Adjusted EBITDA of $53 million, down 6%

•	Supplemental Segment Adjusted EBITDA Margin of 27.7%, up 120 basis points from 26.5%, driven by strong cost controls and productivity improvements

•
Book-to-bill of 1.14x is the highest level in over a year with strong performance in this environment, reflecting the resilient business model and niche end markets that the segment serves. The team responded quickly to the pandemic through the company’s Demand Generation expertise and commercial execution leading to strong orders momentum for medical pumps in applications like ventilators and acute care for critically ill patients.

Specialty Vehicle Technologies Segment: Club Car® golf, utility and consumer low-speed vehicles

•	Reported Revenues[3] of $87 million

•	Supplemental Adjusted Revenues of $185 million, up 7% with minimal FX impact

•	Supplemental Adjusted Orders of $213 million, up 8% with minimal FX impact

•	Reported Segment Adjusted EBITDA of $14 million

[3]	Prior year comparisons for Specialty Vehicle Technologies Segment not available on a reported basis

•	Reported Segment Adjusted EBITDA Margin was 16.3%

•	Supplemental Segment Adjusted EBITDA of $18 million, down 1% from $19 million

•	Supplemental Segment Adjusted EBITDA Margin of 9.9%, down 80 basis points from 10.7% due to investments for future growth and product mix

•
Continued strong revenue and order growth; segment is deploying the Ingersoll Rand Execution Excellence (“IRX”) toolkit to enable margin expansion, while continuing to make strategic investments for growth.

High Pressure Solutions Segment: diverse range of positive displacement pumps, integrated systems, consumables and associated aftermarket parts and services largely for use in the upstream oil and gas market

•	Reported and Supplemental Adjusted Revenues of $96 million, down 29% with minimal impact from FX

•	Supplemental Adjusted Orders of $84 million, down 26% with minimal impact from FX

•	Reported Segment Adjusted EBITDA of $24 million, down 44%

•	Reported Segment Adjusted EBITDA Margin was 24.4%, down 640 basis points, due to overall revenue declines partially offset by proactive cost measures

•	Supplemental Segment Adjusted EBITDA of $24 million, down 43%

•	Supplemental Segment Adjusted EBITDA Margin of 24.6%, down 620 basis points from 30.8%, due to overall revenue declines partially offset by proactive cost measures

•
Performed above expectations in the rapidly changing market environment with sequential orders and revenue growth of 6% and 22%, respectively, and achieved Supplemental Adjusted EBITDA margins of 24.6%.

Integration Update
Through the Ingersoll Rand Execution Excellence process, the team has accelerated synergy actions. The company expects to deliver approximately 35% of the $250 million synergy target in 2020, which is approximately three times higher than previously provided.

Balance Sheet and Cash Flow
The company remains in a strong financial position with ample liquidity of $1.6 billion, no debt maturities until 2027 and several opportunities to unlock cash as we look ahead. On a reported basis, Ingersoll Rand generated $68 million of cash flow from operating activities and invested $8 million in capital expenditures, resulting in free cash flow of $60 million, compared to cash flow from operating activities of $69 million and free cash flow of $55 million in the year-ago period. Operating cash flows in the first-quarter of 2020 include outflows of approximately $63 million related to the Transaction, including synergy delivery costs, stand-up costs and Transaction fees. First-quarter net debt to Supplemental Adjusted EBITDA leverage was 2.6x.

2020 Outlook
Due to the uncertainty of current economic conditions associated with COVID-19 and its impact on end markets, Ingersoll Rand is not providing 2020 guidance at this time. The company will look to provide annual guidance at an appropriate time.

Conference Call
Ingersoll Rand will host a live earnings conference call to discuss the first-quarter results on Tuesday, May 12, 2020 at 10 a.m. (Eastern time). To participate in the call, please dial 1-833-502-0496, domestically, or 1-778-560-2573, internationally, and use conference ID, 8283896, or ask to be joined into the Ingersoll Rand call. A real-time audio webcast of the presentation can be accessed via the Events and Presentations section of the Ingersoll Rand Investor Relations website (https://investors.irco.com), where related materials will be posted prior to the conference call. A replay of the webcast will be available after conclusion of the conference and can be accessed on the Ingersoll Rand Investor Relations website.

Forward-Looking Statements
This news release contains “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the completed Transaction (the “Transaction”) between Ingersoll-Rand plc’s Industrial segment (“Ingersoll Rand Industrial”) and the Company (f/k/a Gardner Denver Holdings, Inc. or “Gardner Denver”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “on track to” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected benefits of the Transaction, including future financial and operating results and strategic benefits, the tax consequences of the Transaction, the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, the potential impact of the coronavirus (COVID-19) pandemic on the Company’s business and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on Ingersoll Rand’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from these current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) the impact on the Company’s business, suppliers and customers and global economic conditions of the COVID-19 pandemic (2) unexpected costs, charges or expenses resulting from the Transaction; (3) uncertainty of the expected financial performance of the combined company following completion of the Transaction; (4) failure to realize the anticipated benefits of the proposed Transaction, including as a result of delay in integrating the businesses of Gardner Denver and Ingersoll Rand Industrial; (5) the ability of the combined company to implement its business strategy; (6) difficulties and delays in the combined company achieving revenue and cost synergies; (7) inability of the combined company to retain and hire key personnel; (8) evolving legal, regulatory and tax regimes; (9) changes in general economic and/or industry specific conditions; (10) actions by third parties, including government agencies; and (11) adverse impact on our operations and financial performance due to natural disaster, catastrophe, pandemic or other event events outside of our control. Additional factors that could cause Ingersoll Rand’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Risk Factors” in its most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as updated in the Company’s current report on Form 8-K filed with the SEC on May 1, 2020, as such factors may be updated from time to time in its periodic filing with the SEC, which are accessible on the SEC’s website at www.sec.gov. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this release. Ingersoll Rand undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

About Ingersoll Rand Inc.
Ingersoll Rand Inc. (NYSE:IR), driven by an entrepreneurial spirit and ownership mindset, is dedicated to helping make life better for our employees, customers and communities. Customers lean on us for our technology-driven excellence in mission-critical flow creation and industrial solutions across 40+ respected brands where our products and services excel in the most complex and harsh conditions. Our employees develop customers for life through their daily commitment to expertise, productivity and efficiency. For more information, visit www.IRCO.com.

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Non-U.S. GAAP Measures of Financial Performance
In addition to consolidated GAAP financial measures, Ingersoll Rand reviews various non-GAAP financial measures, including “Adjusted EBITDA,” “Supplemental Adjusted EBITDA,” “Adjusted Net Income,” “Supplemental Further Adjusted Net Income,” “Supplemental Further Adjusted Diluted EPS,” “Adjusted Diluted EPS,” “Free Cash Flow,” “Supplemental Revenue” and “Incrementals/Decrementals.”

Ingersoll Rand believes Supplemental Revenue, Supplemental Further Adjusted Net Income, Supplemental Further Adjusted Diluted EPS and Supplemental Adjusted EBITDA are helpful supplemental measures to assist management and investors in evaluating the Company’s operating results as they provide supplemental information about the Company’s financial performance on a combined basis as if the Transaction had occurred on January 1, 2018. Ingersoll Rand believes Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted Net Income, Supplemental Further Adjusted Net Income, Supplemental Further Adjusted Diluted EPS, Adjusted Diluted EPS and Supplemental Revenue are helpful supplemental measures to assist management and investors in evaluating the Company’s operating results as they exclude certain items that are unusual in nature or whose fluctuation from period to period do not necessarily correspond to changes in the operations of Ingersoll Rand’s business. Adjusted EBITDA represents net income before interest, taxes, depreciation, amortization and certain non-cash, non-recurring and other adjustment items. Supplemental Adjusted EBITDA represents Adjusted EBITDA as if the Transaction had occurred on January 1, 2018. Adjusted Net Income is defined as net income including interest, depreciation and amortization of non-acquisition related intangible assets and excluding other items used to calculate Adjusted EBITDA and further adjusted for the tax effect of these exclusions. Supplemental Further Adjusted Net Income represents Adjusted Net Income as if the Transaction had occurred on January 1, 2018. Ingersoll Rand believes that the adjustments applied in presenting Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted Net Income and Supplemental Further Adjusted Net Income are appropriate to provide additional information to investors about certain material non-cash items and about non-recurring items that the Company does not expect to continue at the same level in the future. Adjusted Diluted EPS is defined as Adjusted Net Income divided by Adjusted Diluted Average Shares Outstanding. Supplemental Further Adjusted Diluted EPS is defined as Supplemental Further Adjusted Net Income divided by Adjusted Diluted Average Shares Outstanding as if the Transaction had occurred on January 1, 2018. Supplemental Revenue represents revenue for the Company as if the Transaction had occurred on January 1, 2018. Incrementals/Decrementals are defined as the change in Adjusted EBITDA versus the prior year period divided by the change in revenue versus the prior year period.

Ingersoll Rand uses Free Cash Flow to review the liquidity of its operations. Ingersoll Rand measures Free Cash Flow as cash flows from operating activities less capital expenditures. Ingersoll Rand believes Free Cash Flow is a useful supplemental financial measure for management and investors in assessing the Company’s ability to pursue business opportunities and investments and to service its debt. Free Cash Flow is not a measure of our liquidity under GAAP and should not be considered as an alternative to cash flows from operating activities.

Management and Ingersoll Rand’s board of directors regularly use these measures as tools in evaluating the Company’s operating and financial performance and in establishing discretionary annual compensation. Such measures are provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measures under GAAP. In addition, Ingersoll Rand believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow are frequently used by investors and other interested parties in the evaluation of issuers, many of which also present Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow when reporting their results in an effort to facilitate an understanding of their operating and financial results and liquidity.

Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted Net Income, Supplemental Further Adjusted Net Income, Supplemental Further Adjusted Diluted EPS, Adjusted Diluted EPS, Free Cash Flow and Supplemental Revenue should not be considered as alternatives to net income, diluted earnings per share or any other performance measure derived in accordance with GAAP, or as alternatives to cash flow from operating activities as a measure of our liquidity. Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted Net Income, Supplemental Further Adjusted Net Income, Supplemental Further Adjusted Diluted EPS, Adjusted Diluted EPS, Free Cash Flow and Supplemental Revenue have limitations as analytical tools, and you should not consider such measures either in isolation or as substitutes for analyzing Ingersoll Rand’s results as reported under GAAP.

Reconciliations of Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted Net Income, Supplemental Further Adjusted Net Income, Supplemental Further Adjusted Diluted EPS, Adjusted Diluted EPS, Free Cash Flow and Supplemental Revenue to their most comparable U.S. GAAP financial metrics for historical periods are presented in the tables below.

Contacts:
Media:	Investor Relations:
Misty Zelent	Vikram Kini
(704) 655-5324, mzelent@irco.com	(414) 212-4753, vikram.kini@gardnerdenver.com

INGERSOLL RAND INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in millions, except per share amounts)
(Unaudited)

	For the Three Month period ended March 31,
	2020	2019
Revenues	$799.9	$620.3
Cost of sales	555.4	389.8
Gross Profit	244.5	230.5
Selling and administrative expenses	155.4	117.0
Amortization of intangible assets	55.2	31.4
Other operating expense, net	100.7	1.9
Operating (Loss) Income	(66.8)	80.2
Interest expense	27.1	22.4
Loss on extinguishment of debt	2.0	-
Other income, net	(0.2)	(1.3)
(Loss) Income Before Income Taxes	(95.7)	59.1
(Benefit) provision for income taxes	(58.9)	12.0
Net (Loss) Income	$(36.8)	$47.1
Less: Net loss attributable to noncontrolling interests	-	-
Net (Loss) Gain Attributable to Ingersoll Rand Inc.	$(36.8)	$47.1
Basic (loss) earnings per share	$(0.13)	$0.23
Diluted (loss) earnings per share	$(0.13)	$0.23

INGERSOLL RAND INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in millions, except share and per share amounts)
(Unaudited)

	March 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$555.7	$505.5
Accounts receivable, net of allowance for doubtful accounts of $49.1 and $18.4, respectively	1,027.5	459.1
Inventories	1,088.1	502.5
Other current assets	258.1	76.8
Total current assets	2,929.4	1,543.9
Property, plant and equipment, net of accumulated depreciation of $310.1 and $298.4, respectively	829.0	326.6
Goodwill	5,503.4	1,287.7
Other intangible assets, net	5,679.7	1,255.0
Deferred tax assets	34.7	3.0
Other assets	382.1	212.2
Total assets	$15,358.3	$4,628.4
Liabilities and Stockholders' Equity
Current liabilities:
Short-term borrowings and current maturities of long-term debt	$35.7	$7.6
Accounts payable	764.6	322.9
Accrued liabilities	589.7	244.1
Total current liabilities	1,390.0	574.6
Long-term debt, less current maturities	3,427.1	1,603.8
Pensions and other postretirement benefits	269.3	99.7
Deferred income taxes	1,111.1	251.0
Other liabilities	405.3	229.4
Total liabilities	$6,602.8	$2,758.5
Stockholders' equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 418,217,918 and 206,767,529 shares issued at March 31, 2020 and December 31, 2019, respectively	4.2	2.1
Capital in excess of par value	9,241.5	2,302.0
Accumulated deficit	(179.2)	(141.4)
Accumulated other comprehensive loss	(344.1)	(256.0)
Treasury stock at cost; 1,659,263 and 1,701,785 shares at March 31, 2020 and December 31, 2019, respectively	(36.2)	(36.8)
Total Ingersoll Rand stockholders' equity	$8,686.2	$1,869.9
Noncontrolling interests	69.3	-
Total stockholders' equity	$8,755.5	$1,869.9
Total liabilities and stockholders' equity	$15,358.3	$4,628.4

INGERSOLL RAND INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in millions)
(Unaudited)

	For the Three Month period ended March 31,
	2020	2019

Cash Flows From Operating Activities:
Net (loss) income	$(36.8)	$47.1
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangible assets	55.2	31.4
Depreciation in cost of sales	15.0	11.8
Depreciation in selling and administrative expenses	2.1	2.3
Stock-based compensation expense	3.5	7.5
Foreign currency transaction losses, net	2.6	3.1
Net loss on asset disposition	-	0.1
Loss on extinguishment of debt	2.0	-
Deferred income taxes	(1.1)	(5.1)
Changes in assets and liabilities
Receivables	(4.1)	5.4
Inventories	(23.6)	(33.5)
Accounts payable	105.6	8.8
Accrued liabilities	(79.1)	15.5
Other assets and liabilities, net	27.1	(25.6)
Net cash provided by operating activities	68.4	68.8
Cash Flows From Investing Activities:
Capital expenditures	(8.3)	(14.1)
Net cash acquired (paid) in business combinations	41.3	(0.5)
Disposals of property, plant and equipment	0.1	(0.1)
Net cash proved by (used in) investing activities	33.1	(14.7)
Cash Flows From Financing Activities:
Principal payments on long-term debt	(1,590.6)	(26.9)
Proceeds from long-term debt	1,586.0	-
Purchases of treasury stock	(0.8)	(8.5)
Proceeds from stock option exercises	2.7	18.1
Payments of contingent consideration	(0.7)	-
Payments of debt issuance costs	(37.5)	-
Payments of costs incurred to issue shares for Ingersoll Rand Industrial acquisition	(1.0)	-
Net cash used in financing activities	(41.9)	(17.3)
Effect of exchange rate changes on cash and cash equivalents	(9.4)	5.7
Increase in cash and cash equivalents	50.2	42.5
Cash and cash equivalents, beginning of year	505.5	221.2
Cash and cash equivalents, end of year	$555.7	$263.7

INGERSOLL RAND INC. AND SUBSIDIARIES
RECONCILIATION OF NET (LOSS) INCOME AND EARNINGS PER SHARE TO
ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE
(Dollars in millions, except per share amounts)
(Unaudited)

	For the Three Month Period Ended March 31,
	2020	2019
Net (Loss) Income	$(36.8)	$47.1
Basic (Loss) Earnings Per Share (As Reported)	$(0.13)	$0.23
Diluted (Loss) Earnings Per Share (As Reported)	$(0.13)	$0.23
Plus:
(Benefit) provision for income taxes	(58.9)	12.0
Amortization of acquisition related intangible assets	51.8	28.4
Restructuring and related business transformation costs	42.2	4.1
Acquisition related expenses and non-cash charges	96.1	1.6
Establish public company financial reporting compliance	-	0.6
Stock-based compensation	3.0	8.7
Foreign currency transaction losses, net	2.6	3.1
Loss on extinguishment of debt	2.0	-
Shareholder litigation settlement recoveries	-	(6.0)
Other adjustments	(0.6)	(0.1)
Minus:
Income tax provision, as adjusted	26.3	21.3
Adjusted Net Income	$75.1	$78.2
Adjusted Basic Earnings Per Share	$0.27	$0.39
Adjusted Diluted Earnings Per Share[1]	$0.27	$0.38

Average shares outstanding:
Basic, as reported	277.3	201.6
Diluted, as reported[2]	277.3	207.7
Adjusted diluted[1]	281.5	207.7

[1]	Adjusted diluted share count and adjusted diluted earnings per share include incremental dilutive shares, using the treasury stock method, which are added to average shares outstanding.

[2]	Due to net losses in certain periods shown, basic and diluted average shares outstanding are the same in those periods.

INGERSOLL RAND INC. AND SUBSIDIARIES
RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA AND ADJUSTED
NET INCOME AND CASH FLOWS - OPERATING ACTIVITIES TO FREE CASH FLOW
(Dollars in millions)
(Unaudited)

	For the Three Month Period Ended March 31,
	2020	2019
Net (Loss) Income	$(36.8)	$47.1
Plus:
Interest expense	27.1	22.4
(Benefit) provision for income taxes	(58.9)	12.0
Depreciation expense	15.9	14.1
Amortization expense	55.2	31.4
Restructuring and related business transformation costs	42.2	4.1
Acquisition related expenses and non-cash charges	96.1	1.6
Establish public company financial reporting compliance	-	0.6
Stock-based compensation	3.0	8.7
Foreign currency transaction losses, net	2.6	3.1
Loss on extinguishment of debt	2.0	-
Shareholder litigation settlement recoveries	-	(6.0)
Other adjustments	(0.6)	(0.1)
Adjusted EBITDA	$147.8	$139.0
Minus:
Interest expense	27.1	22.4
Income tax provision, as adjusted	26.3	21.3
Depreciation expense	15.9	14.1
Amortization of non-acquisition related intangible assets	3.4	3.0
Adjusted Net Income	$75.1	$78.2
Free Cash Flow
Cash flows - operating activities	68.4	68.8
Minus:
Capital expenditures	8.3	14.1
Free Cash Flow	$60.1	$54.7

INGERSOLL RAND INC. AND SUBSIDIARIES
RECONCILIATION OF SEGMENT ADJUSTED EBITDA TO (LOSS) INCOME BEFORE INCOME TAXES
(Dollars in millions)
(Unaudited)

	For the Three Month Period Ended March 31,
	2020	2019
Revenue
Industrial Technologies and Services	$504.0	$405.1
Precision and Science Technologies	112.9	79.3
Specialty Vehicle Technologies	86.6	-
High Pressure Solutions	96.4	135.9
Total Revenue	$799.9	$620.3
Segment Adjusted EBITDA
Industrial Technologies and Services	$94.8	$85.5
Precision and Science Technologies	32.9	23.1
Specialty Vehicle Technologies	14.1	-
High Pressure Solutions	23.5	41.8
Total Segment Adjusted EBITDA	$165.3	$150.4
Less items to reconcile Segment Adjusted EBITDA to
(Loss) Income Before Income Taxes:
Corporate expenses not allocated to segments	$17.5	$11.4
Interest expense	27.1	22.4
Depreciation and amortization expense	71.1	45.5
Restructuring and related business transformation costs	42.2	4.1
Acquisition related expenses and non-cash charges	96.1	1.6
Establish public company financial reporting compliance	-	0.6
Stock-based compensation	3.0	8.7
Foreign currency transaction losses, net	2.6	3.1
Loss on extinguishment of debt	2.0	-
Shareholder litigation settlement recoveries	-	(6.0)
Other adjustments	(0.6)	(0.1)
(Loss) Income Before Income Taxes	$(95.7)	$59.1

Ingersoll Rand is providing the below unaudited supplemental historical financial information of the Company on a non-GAAP adjusted basis for the quarterly periods ended March 31, 2020 and 2019 as if the Transaction was completed on January 1, 2018, to assist investors in assessing Ingersoll Rand’s historical performance on a basis that includes the combined results of operations of both Gardner Denver Holdings, Inc. and Ingersoll-Rand plc’s Industrial segment. Ingersoll Rand management believes this unaudited supplemental historical financial information helps investors understand the long-term profitability trends of its newly combined business giving effect to the Transaction and facilitates comparisons of our profitability to prior and future periods and to our peers. The supplemental historical financial information herein may not be comparable to similarly titled measures reported by other companies.

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Table 1:  In Table 1, the Company presents its unaudited combined Supplemental Adjusted Orders, Supplemental Adjusted Revenues, Supplemental Adjusted EBITDA, and Supplemental Adjusted EBITDA Margin at both the consolidated Company level and segment levels on a basis that reflects the Transaction happening on January 1, 2018 and Ingersoll Rand’s new segment structure post-Transaction. Additionally, the table presents unaudited Supplemental Further Adjusted Net Income and unaudited Supplemental Further Adjusted Diluted EPS at the consolidated Company level.

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Table 2:  In Table 2, the Company presents unaudited supplemental adjusted combined revenue growth/(decline), orders growth/(decline), and their components (including the non-GAAP measures of organic revenue growth/(decline), impact of foreign currency, and impact of acquisitions) on a basis that reflects the Transaction happening on January 1, 2018 and Ingersoll Rand’s new segment structure post-Transaction.

•
Table 3:  In Table 3, the Company presents a reconciliation of unaudited Supplemental Adjusted Net Income and unaudited Supplemental Adjusted Diluted EPS to unaudited Supplemental Further Adjusted Net Income and unaudited Supplemental Further Adjusted Diluted EPS (including a reconciliation from diluted shares outstanding to adjusted diluted shares outstanding).

•	Table 4: In Table 4, the Company presents a reconciliation of unaudited Supplemental Adjusted Diluted EPS to unaudited Supplemental Further Adjusted Diluted EPS on a per share basis.

•
Table 5:  In Table 5, the Company presents a reconciliation of unaudited Supplemental Adjusted Net Income to unaudited Supplemental Adjusted EBITDA and unaudited Supplemental Further Adjusted Net Income.

•
Table 6:  In Table 6, the Company presents unaudited Supplemental Adjusted Revenues by segment and a reconciliation of unaudited Supplemental Segment Adjusted EBITDA to unaudited Supplemental Adjusted Income Before Income Taxes at the consolidated Company level.

•	Table 7: In Table 7, the Company presents a reconciliation of GAAP Revenue to Supplemental Adjusted Revenue by Segment and for the Company and Adjusted EBITDA to Supplemental Segment Adjusted EBITDA.

•	Table 8: In Table 8, the Company presents a reconciliation of GAAP Net (Loss) Income to Adjusted EBITDA and Supplemental Adjusted EBITDA and Supplemental Further Adjusted Net Income.

•	Table 9: In Table 9, the Company presents a reconciliation of GAAP Diluted EPS to Supplemental Further Adjusted Diluted EPS.

Table 1:  Unaudited Supplemental Adjusted Combined Financial Information by Segment

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
BY SEGMENT
(Dollars in millions, per share amounts in whole dollars)

	For the Three Month Period Ended March 31,
	2020	2019
Ingersoll Rand
Supplemental Adjusted Orders	$1,404.5	$1,530.8
Supplemental Adjusted Revenue (non-GAAP)	1,269.8	1,499.6
Supplemental Adjusted EBITDA (non-GAAP)	208.1	275.4
Supplemental Adjusted EBITDA Margin (non-GAAP)	16.4%	18.4%
Supplemental Further Adjusted Net Income (non-GAAP)	106.2	154.1
Supplemental Further Adjusted Diluted EPS (non-GAAP)	$0.25	$0.37

Industrial Technologies & Services
Supplemental Adjusted Orders	$889.4	$1,002.4
Supplemental Adjusted Revenue (non-GAAP)	795.8	976.2
Supplemental Adjusted EBITDA (non-GAAP)	135.1	180.8
Supplemental Adjusted EBITDA Margin (non-GAAP)	17.0%	18.5%

Precision & Science Technologies
Supplemental Adjusted Orders	$218.3	$218.2
Supplemental Adjusted Revenue (non-GAAP)	192.2	213.6
Supplemental Adjusted EBITDA (non-GAAP)	53.3	56.5
Supplemental Adjusted EBITDA Margin (non-GAAP)	27.7%	26.5%

Specialty Vehicle Technologies
Supplemental Adjusted Orders	$213.3	$197.6
Supplemental Adjusted Revenue (non-GAAP)	185.4	173.9
Supplemental Adjusted EBITDA (non-GAAP)	18.4	18.6
Supplemental Adjusted EBITDA Margin (non-GAAP)	9.9%	10.7%

High Pressure Solutions
Supplemental Adjusted Orders	$83.5	$112.6
Supplemental Adjusted Revenue (non-GAAP)	96.4	135.9
Supplemental Adjusted EBITDA (non-GAAP)	23.7	41.9
Supplemental Adjusted EBITDA Margin (non-GAAP)	24.6%	30.8%

Table 2: Unaudited Supplemental Adjusted Combined Revenue Growth/(Decline) and Orders Growth/(Decline) by Segment (1)

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
UNAUDITED SUPPLEMENTAL ADJUSTED REVENUE AND ORDER GROWTH / (DECLINE) BY SEGMENT

	For the Three Month Period Ended March 31, 2020
	Orders	Revenue
Ingersoll Rand
Organic decline (non-GAAP)	(6.9%)	(14.0%)
Impact of foreign currency (non-GAAP)	(1.5%)	(1.4%)
Impact of acquisitions (non-GAAP)	0.2%	0.1%
Total adjusted orders and revenue decline (non-GAAP)	(8.2%)	(15.3%)

Industrial Technologies & Services
Organic decline (non-GAAP)	(9.5%)	(16.9%)
Impact of foreign currency (non-GAAP)	(1.9%)	(1.7%)
Impact of acquisitions (non-GAAP)	0.1%	0.1%
Total adjusted orders and revenue decline (non-GAAP)	(11.3%)	(18.5%)

Precision & Science Technologies
Organic growth (decline) (non-GAAP)	1.1%	(8.9%)
Impact of foreign currency (non-GAAP)	(1.6%)	(1.4%)
Impact of acquisitions (non-GAAP)	0.5%	0.3%
Total adjusted orders and revenue decline (non-GAAP)	-%	(10.0%)

Specialty Vehicle Technologies
Organic growth (non-GAAP)	8.2%	7.0%
Impact of foreign currency (non-GAAP)	(0.3%)	(0.4%)
Impact of acquisitions (non-GAAP)	-%	-%
Total adjusted orders and revenue growth (non-GAAP)	7.9%	6.6%

High Pressure Solutions
Organic decline (non-GAAP)	(25.4%)	(28.6%)
Impact of foreign currency (non-GAAP)	(0.4%)	(0.4%)
Impact of acquisitions (non-GAAP)	-%	-%
Total adjusted orders and revenue decline (non-GAAP)	(25.8%)	(29.0%)

(1)
Organic growth/(decline), impact of foreign currency, and impact of acquisitions are non-GAAP measures.  References to “impact of acquisitions” refer to GAAP sales from acquired businesses recorded prior to the first anniversary of the acquisition.  The portion of GAAP revenue attributable to currency translation is calculated as the difference between (a) the period-to-period change in revenue (excluding acquisition sales) and (b) the period-to-period change in revenue (excluding acquisition sales) after applying prior year foreign exchange rates to the current year period.

Table 3:  Reconciliation of Unaudited Supplemental Adjusted Net Income and Supplemental Adjusted Diluted EPS to Unaudited Supplemental Further Adjusted Net Income and Supplemental Further Adjusted Diluted EPS

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF UNAUDITED SUPPLEMENTAL ADJUSTED NET INCOME AND
SUPPLEMENTAL ADJUSTED DILUTED EPS TO SUPPLEMENTAL FURTHER ADJUSTED NET INCOME AND
SUPPLEMENTAL FURTHER ADJUSTED DILUTED EPS
(Dollars and Shares in millions, except per share amounts)

	For the Three Month Period Ended March 31,
	2020	2019
Supplemental Adjusted Net Income	$7.5	$62.2
Supplemental Adjusted Diluted Earnings Per Share	$0.02	$0.15
Plus:
Adjusted amortization of acquisition related intangible assets (a)	$70.7	$87.3
Adjusted acquisition related expenses and non-cash charges (b)	1.6	1.6
Adjusted restructuring and related business transformation costs (c)	44.8	15.1
Adjusted stock-based compensation (d)	3.0	11.6
Adjusted foreign currency transaction losses, net	3.8	2.5
Adjusted shareholder litigation settlement recoveries (e)	-	(6.0)
Adjusted other adjustments (f)	1.0	0.7
Minus:
Adjusted Income tax provisions, as adjusted (g)	26.2	20.9
Supplemental Further Adjusted Net Income	$106.2	$154.1
Supplemental Further Adjusted Diluted Earnings Per Share	$0.25	$0.37
Supplemental Adjusted Diluted Shares Outstanding	421.1	419.0

Table 4:  Reconciliation of Unaudited Supplemental Adjusted Diluted EPS to Unaudited Supplemental Further Adjusted Diluted EPS

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF SUPPLEMENTAL ADJUSTED DILUTED EPS TO
SUPPLEMENTAL FURTHER ADJUSTED DILUTED EPS
(Per share amounts in whole dollars)

	For the Three Month Period Ended March 31,
	2020	2019
Supplemental Adjusted Diluted Earnings Per Share	$0.02	$0.15
Plus:
Adjusted amortization of acquisition related intangible assets (a)	0.17	0.21
Adjusted acquisition related expenses and non-cash charges (b)	-	-
Adjusted restructuring and related business transformation costs (c)	0.10	0.03
Adjusted stock-based compensation (d)	0.01	0.03
Adjusted foreign currency transaction losses, net	0.01	0.01
Adjusted shareholder litigation settlement recoveries (e)	-	(0.01)
Adjusted other adjustments (f)	-	-
Minus:
Adjusted income tax provisions, as adjusted (g)	0.06	0.05
Supplemental Further Adjusted Diluted Earnings Per Share	$0.25	$0.37

Table 5:  Reconciliation of Unaudited Supplemental Adjusted Net Income to Unaudited Supplemental Adjusted EBITDA and Unaudited Supplemental Further Adjusted Net Income

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF SUPPLEMENTAL ADJUSTED NET INCOME TO
SUPPLEMENTAL ADJUSTED EBITDA AND SUPPLEMENTAL FURTHER ADJUSTED NET INCOME
(Dollars in millions)

	For the Three Month Period Ended March 31,
	2020	2019
Supplemental Adjusted Net Income	$7.5	$62.2
Plus:
Adjusted interest expense	$35.2	$39.3
Adjusted provision for income taxes	10.7	31.1
Adjusted depreciation expense	25.6	25.0
Adjusted amortization expense (a)	74.9	92.3
Adjusted acquisition related expenses and non-cash charges (b)	1.6	1.6
Adjusted restructuring and related business transformation costs (c)	44.8	15.1
Adjusted stock-based compensation (d)	3.0	11.6
Adjusted foreign currency transaction losses, net	3.8	2.5
Adjusted shareholder litigation settlement recoveries (e)	-	(6.0)
Adjusted other adjustments (f)	1.0	0.7
Supplemental Adjusted EBITDA	$208.1	$275.4
Minus:
Adjusted interest expense	$35.2	$39.3
Adjusted income tax provision, as adjusted (g)	36.9	52.0
Adjusted depreciation expense	25.6	25.0
Adjusted amortization of non-acquisition related intangible assets (a)	4.2	5.0
Supplemental Further Adjusted Net Income	$106.2	$154.1

Table 6:  Unaudited Supplemental Adjusted Revenue by Segment and a Reconciliation of Unaudited Supplemental Segment Adjusted EBITDA to Supplemental Adjusted Income Before Income Taxes

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
SUPPLEMENTAL ADJUSTED REVENUE BY SEGMENT AND A RECONCILIATION OF
SUPPLEMENTAL SEGMENT ADJUSTED EBITDA TO SUPPLEMENTAL ADJUSTED INCOME BEFORE INCOME TAXES
(Dollars in millions)

	For the Three Month Period Ended March 31,
	2020	2019
Supplemental Adjusted Revenue
Industrial Technologies & Services	$795.8	$976.2
Precision & Science Technologies	192.2	213.6
Specialty Vehicle Technologies	185.4	173.9
High Pressure Solutions	96.4	135.9
Total Supplemental Adjusted Revenue	$1,269.8	$1,499.6
Supplemental Segment Adjusted EBITDA
Industrial Technologies & Services	$135.1	$180.8
Precision & Science Technologies	53.3	56.5
Specialty Vehicle Technologies	18.4	18.6
High Pressure Solutions	23.7	41.9
Total Supplemental Segment Adjusted EBITDA	$230.5	$297.8
Less items to reconcile Supplemental Segment Adjusted EBITDA to Supplemental Adjusted Income Before Income Taxes:
Adjusted corporate expenses not allocated to segments	$22.4	$22.4
Adjusted interest expense	35.2	39.3
Adjusted depreciation and amortization expense	100.5	117.3
Adjusted acquisition related expenses and non-cash charges (b)	1.6	1.6
Adjusted restructuring and related business transformation costs (c)	44.8	15.1
Adjusted stock-based compensation (d)	3.0	11.6
Adjusted foreign currency transaction losses, net	3.8	2.5
Adjusted shareholder litigation settlement recoveries (e)	-	(6.0)
Adjusted other adjustments (f)	1.0	0.7
Supplemental Adjusted Income Before Income Taxes	$18.2	$93.3

Table 7:  Reconciliation of GAAP Revenue to Supplemental Adjusted Revenue by Segment and for the Company and Segment Adjusted EBITDA to Supplemental Segment Adjusted EBITDA

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF GAAP REVENUE TO SUPPLEMENTAL ADJUSTED REVENUE BY SEGMENT AND FOR THE COMPANY AND
SEGMENT ADJUSTED EBITDA TO SUPPLEMENTAL SEGMENT ADJUSTED EBITDA
(Dollars in millions)

	For the Three Month Period Ended March 31, 2020			For the Three Month Period Ended March 31, 2019			For the Three Month Period Ended March 31, 2018
	GAAP Revenue	Adjustments (1)	Supplemental Adjusted Revenue	GAAP Revenue	Adjustments (2)	Supplemental Adjusted Revenue	GAAP Revenue	Adjustments (3)	Supplemental Adjusted Revenue
Segment
Industrial Technologies & Services	$504.0	$291.8	$795.8	$405.1	$571.1	$976.2	$392.2	$576.5	$968.7
Precision & Science Technologies	112.9	79.3	192.2	79.3	134.3	213.6	64.1	132.9	197.0
Specialty Vehicle Technologies	86.6	98.8	185.4	-	173.9	173.9	-	170.8	170.8
High Pressure Solutions	96.4	-	96.4	135.9	-	135.9	163.3	-	163.3
Total Company	$799.9	$469.9	$1,269.8	$620.3	$879.3	$1,499.6	$619.6	$880.2	$1,499.8

	Adjusted EBITDA	Adjustments (1)	Supplemental Adjusted EBITDA	Adjusted EBITDA	Adjustments (2)	Supplemental Adjusted EBITDA
Segment
Industrial Technologies & Services	$94.8	$40.3	$135.1	$85.5	$95.3	$180.8
Precision & Science Technologies	32.9	20.4	53.3	23.1	33.4	56.5
Specialty Vehicle Technologies	14.1	4.3	18.4	-	18.6	18.6
High Pressure Solutions	23.5	0.2	23.7	41.8	0.1	41.9
Total Segments	$165.3	$65.2	$230.5	$150.4	$147.4	$297.8

(1)
For the quarter ended March 31, 2020, the "Adjustments" column represents the impact of two months (January and February 2020) of standalone legacy Ingersoll Rand Industrial Segment activity.  As it relates to adjustments to Segment Adjusted EBITDA, these amounts are impacted by the newly merged Company's corporate costs, a portion of which is allocated to the business segments.

(2)
For the quarter ended March 31, 2019, the "Adjustments" column represents the impact of one full quarter of 2019 standalone legacy Ingersoll Rand Industrial Segment activity.  As it relates to adjustments to Segment Adjusted EBITDA, these amounts are impacted by the newly merged Company's corporate costs, a portion of which is allocated to the business segments.

(3)	For the quarter ended March 31, 2018, the "Adjustments" column represents the impact of one full quarter of 2018 standalone legacy Ingersoll Rand Industrial Segment activity.

Table 8:  Reconciliation of GAAP Net (Loss) Income to Adjusted EBITDA and Supplemental Adjusted EBITDA and Supplemental Further Adjusted Net Income

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA AND
SUPPLEMENTAL ADJUSTED EBITDA AND SUPPLEMENTAL FURTHER ADJUSTED NET INCOME
(Dollars in millions)

	For the Three Month Period Ended March 31,
	2020	2019
Net (Loss) Income (GAAP)	$(36.8)	$47.1
Plus (1):
Interest expense	27.1	22.4
(Benefit) provision for income taxes	(58.9)	12.0
Depreciation expense	15.9	14.1
Amortization expense	55.2	31.4
Restructuring and related business transformation costs	42.2	4.1
Acquisition related expenses and non-cash charges	96.1	1.6
Stock-based compensation	3.0	8.7
Foreign currency transaction losses (gains), net	2.6	3.1
Loss on extinguishment of debt	2.0	-
Shareholder litigation settlement recoveries	-	(6.0)
Other adjustments	(0.6)	0.5
Adjusted EBITDA (1)	147.8	139.0
Additional Segment Adjusted EBITDA Adjustments (2):
Industrial Technologies & Services	40.3	95.3
Precision & Science Technologies	20.4	33.4
Specialty Vehicle Technologies	4.3	18.6
High Pressure Solutions	0.2	0.1
Incremental corporate expenses not allocated to segments	(4.9)	(11.0)
Supplemental Adjusted EBITDA	208.1	275.4
Minus:
Adjusted interest expense	35.2	39.3
Adjusted income tax provision, as adjusted	36.9	52.0
Adjusted depreciation expense	25.6	25.0
Adjusted amortization of non-acquisition related intangible assets	4.2	5.0
Supplemental Further Adjusted Net Income	$106.2	$154.1

(1)	These amounts are reported in accordance with US GAAP and have not been adjusted to reflect the pro forma impact of a full quarter of the newly combined Ingersoll Rand in either period presented.

(2)
These "Additional Segment Adjusted EBITDA Adjustments" represent the impact of two months (January and February of 2020) of standalone legacy Ingersoll Rand Industrial Segment activity in the three month period ended March 31, 2020 and a full quarter of standalone legacy Ingersoll Rand Industrial Segment activity in the three month period ended March 31, 2019.  The incremental corporate expenses not allocated to segments represent additional corporate expenses incurred by the Company to operate the newly combined Ingersoll Rand.

Table 9:  Reconciliation of GAAP Diluted EPS to Supplemental Further Adjusted Diluted EPS

INGERSOLL RAND INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL ADJUSTED COMBINED FINANCIAL INFORMATION
RECONCILIATION OF GAAP DILUTED EARNINGS PER SHARE TO
SUPPLEMENTAL FURTHER ADJUSTED DILUTED EARNINGS PER SHARE
(Shares in millions, per share amounts in whole dollars)

	For the Three Month Period Ended March 31,
	2020	2019
Diluted Earnings Per Share (GAAP)	$(0.13)	$0.23
Plus:
Effect of transaction (1)	0.04	(0.12)
Legacy Ingersoll Rand Industrial Segment's earnings (2)	0.14	0.33
Interest expense	0.06	0.05
(Benefit) provision for income taxes	(0.14)	0.03
Depreciation expense	0.04	0.03
Amortization expense	0.13	0.07
Restructuring and related business transformation costs	0.10	0.01
Acquisition related expenses and non-cash charges	0.23	-
Stock-based compensation	0.01	0.02
Foreign currency transaction losses, net	0.01	0.01
Loss on extinguishment of debt	-	-
Shareholder litigation settlement recoveries	-	(0.01)
Other adjustments	-	-
Minus:
Adjusted interest expense	0.08	0.09
Adjusted income tax provision, as adjusted	0.09	0.12
Adjusted depreciation expense	0.06	0.06
Adjusted amortization of non-acquisition related intangible assets	0.01	0.01
Supplemental Further Adjusted Diluted Earnings Per Share	$0.25	$0.37
Supplemental Adjusted Diluted Shares Outstanding	421.1	419.0

(1)
This amount represents the impact of adjusting the GAAP weighted average shares outstanding for the period by the additional shares outstanding as if the acquisition of the Ingersoll Rand Industrial Segment was in effect for the entirety of each of the three month periods ended March 31, 2020 and 2019.

(2)
The "Legacy Ingersoll Rand Industrial Segment's earnings" represent the impact of two months (January and February 2020) of standalone legacy Ingersoll Rand Industrial Segment activity in the three month period ended March 31, 2020 and a full quarter of standalone legacy Ingersoll Rand Industrial Segment activity in the three month period ended March 31, 2019.  This line is inclusive of incremental corporate expenses not allocated to segments which represent additional corporate expenses incurred by the Company to operate the newly combined Ingersoll Rand.

Notes to Tables 3, 4, 5 and 6 of the Unaudited Supplemental Adjusted Combined Financial Information
All unaudited supplemental adjusted financial information presented in this document represents the newly combined Ingersoll Rand giving effect to the Merger as if it happened on January 1, 2018.

(a)	Adjusted amortization expense consisted of the following:

	For the Three Month Period Ended March 31,
	2020	2019
Adjusted amortization of acquisition-related intangible assets	$70.7	$87.3
Adjusted amortization of non-acquisition related intangible assets	4.2	5.0
Total adjusted amortization expense	$74.9	$92.3

(b)
Represents costs associated with successful and/or abandoned acquisitions, including third-party expenses, post-closure integration costs (including certain incentive and non-incentive cash compensation costs), and non-cash charges and credits arising from fair value purchase accounting adjustments.

(c)	Adjusted restructuring and related business transformation costs consisted of the following:

	For the Three Month Period Ended March 31,
	2020	2019
Adjusted restructuring charges	$44.6	$13.0
Adjusted severance, sign-on, relocation and executive search costs	0.1	1.0
Adjusted facility reorganization, relocation and other costs	0.1	0.6
Adjusted information technology infrastructure transformation	-	0.3
Adjusted losses on asset and business disposals	-	0.1
Adjusted consultant and other advisor fees	-	0.1
Adjusted other, net	-	-
Total adjusted restructuring and related business transformation costs	$44.8	$15.1

(d)	Represents adjusted stock-based compensation expense recognized for stock options outstanding of $0.0 million and $10.4 million for the quarters ended March 31, 2020 and 2019, respectively.

(e)	Represents insurance recoveries of our shareholder litigation settlement in 2014.

(f)	Adjusted other adjustments are comprised of the following items:
i.	estimated environmental remediation costs and losses relating to a former production facility;
ii.	certain expenses related to our initial public offering and secondary offerings;
iii.	third party expenses to comply with the requirements of Sarbanes-Oxley and the accelerated adoption of new accounting standards in the first quarter of 2018 and 2019, respectively;
iv.
losses on the extinguishment of the Company's senior notes, extinguishment of a portion of the Company’s U.S. Term Loan, refinancing of the Company’s Original Dollar Term Loan Facility and the Company’s Original Euro Term Loan Facility and losses reclassified from accumulated other comprehensive income/(loss) into income related to the amendment of the interest rate swaps in conjunction with the debt repayment; and

v.	other individually immaterial miscellaneous adjustments.

(g)
Represents our adjusted income tax provision further adjusted for the tax effect of pre-tax items excluded from Supplemental Adjusted Net Income and the removal of applicable discrete tax items. The tax effect of pre-tax items excluded from Supplemental Adjusted Net Income is computed using the statutory tax rate related to the jurisdiction that was impacted by the adjustment after taking into account the impact of permanent differences and valuation allowances. The income tax provision, as adjusted for each of the periods presented below consists of the following:

	For the Three Month Period Ended March 31,
	2020	2019
Adjusted provision for income taxes	$10.7	$31.1
Adjusted tax impact of pre-tax income adjustments	26.2	20.9
Adjusted income tax provision, as adjusted	$36.9	$52.0